UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 5, 2012

Date of Report

(Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15697	22-3542636
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647

(Address of principal executive offices)

(201) 750-2646

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Bridge Loan Agreement

On December 5, 2012 (the “Effective Date”), Elite Pharmaceuticals, Inc. (the “Company”) amended its bridge loan agreement (the “Loan Agreement”) with Jerry Treppel, the Company’s Chairman and CEO pursuant to which it increased the maximum principal amount that the Company can draw under the Loan Agreement (“Credit Line”) from $500,000 to $1,000,000. All other terms remain the same. Mr. Treppel provided the increased Credit Line for the purpose of providing working capital to support Elite’s increase in production and growth of sales.

On December 10, 2012, the Company issued a press release announcing that it had amended the Loan Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

d)     Exhibits

Exhibit No.	Exhibit Description

10.1	Amendment to Loan Agreement dated December 5, 2012

99.1	Press Release dated December 10, 2012

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2012

ELITE PHARMACEUTICALS, INC.

By:	/s/ Chris Dick
Chris Dick, President &
Chief Operating Officer

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